Exhibit 10.2

Land Property Assets

Location:	Property Description:	Value:

1333 Burkesville Road Albany, KY 42602	(1) 8,958 sq. ft. two story building containing 4 bay service shop situated on 5 Tracks Totaling 3.52 Acres	$949,000.00

Furniture and Fixtures

Quantity	Item Description	Value

7	Herman Miller office workstation desks with filing drawers.	$ 4,452.00
5	Commercial Grade Desk	$ 2,000.00
1	Hardwood Executive Conf. Table w/ 10 person cap.	$ 3,500.00
11	High Back Vinyl Executive Office Chairs	$ 825.00
8	High Back Leather Executive Office Chairs	$ 800.00
17	Fabric Reception Chairs	$ 833.00
6	Wooden End Table	$ 390.00
10	Metal Vertical Filing Cabinets	$ 900.00
1	Metal Lateral Filing Cabinets	$ 300.00
4	Leather Tub Chairs	$ 400.00
1	Kenmore Dishwasher	$ 175.00
1	Kenmore Electric Range	$ 250.00
1	GE Microwave	$ 100.00
1	Kenmore Refrigerator with Top Freeze and Ice Maker	$ 350.00
	Total Furniture and Fixtures Asset Value:	$ 15,275.00

Computer Equipment

Computer Brand / Model	Processor	Processor Speed Ghz	Total Ram	System Type	OS	Other	2nd Harddrive	Value:

HP Pavilion	Intel P Dual E2220	2.40	2.0	32-bit	W7 Pro			$ 350.00
HP Pavillion HPE-250f	Intel I7-860	2.80	8.0	64-bit	W7 Pro			$ 690.00
HP H8-1040	Intel I7-2600	3.40	10.0	64-bit	W7 Pro			$ 740.00
HP PRO 3500 MT	Intel I5-3470	3.20	8.0	64-bit	W7 Pro			$ 650.00
HP Pav P7-1380t	AMD A8-3820	2.50	8.0	64-bit	W7 Pro			$ 650.00
HP Pav P7-1255	AMD A8-3820	2.50	8.0	64-bit	W7 Pro			$ 650.00
HP Z400 Workstn	Intel Xeon W3690	3.47	16.0 ECC	64-bit	W7 Pro	SSD 300 GB Harddrive	SSD 300 Gigabytes	$ 6,780.00
HP P6-2120	AMD A6-3620	2.20	6.0	64-bit	W7 Pro			$ 500.00
HP P6-2120	AMD A6-3620	2.20	6.0	64-bit	W7 Pro			$ 500.00
HP Z420 Workstn	Intel Xeon E5-1660	3.30	16.0 ECC	64-bit	W7 Pro	SSD 300 GB Harddrive	SSD 300 Gigabytes	$ 6,175.00
HP Pav P7-1380t	Intel I5-2400	3.10	6.0	64-bit	W7 Pro			$ 650.00
HP PRO 3500 MT	Intel I5-3470	3.20	8.0	64-bit	W7 Pro			$ 650.00
HP M8000	AMD Athlon Dual 6000+	3.00	4.5	32-bit	W7 Pro			$ 650.00
HP PRO 3500 MT	Intel I5-3470	3.20	8.0	64-bit	W7 Pro			$ 650.00
HP PRO 3500 MT	Intel I3-3240	3.40	8.0	64-bit	W7 Pro			$ 650.00
MC769LL/A						16.0 GB Storage	WiFi	$ 440.00
Itronix Tablet PC	Pentium M	1.10	496 MB		WXP	40 GB Harddrive		$ 50.00
Itronix Tablet PC	Pentium M	1.10	496 MB		WXP	40 GB Harddrive		$ 50.00
Dell Latitude D630	Intel Duo T7700	2.40	2.0	32-bit	Vista	80 GB Harddrive		$ 100.00
						Total Computer Asset Value:		$ 21,575.00

Computer Peripherals

Quantity:	Item Description:	Value:

1	LG EW224 Computer Monitor	$ 155.00
1	Acer G235H Computer Monitor	$ 135.00
1	ASUS VS228 21.5” Computer Monitor	$ 150.00
1	HP 2009M Monitor	$ 120.00
1	HP Compaq L32202X Monitor	$ 170.00
3	HP LV2311 23” Computer Monitor	$ 540.00
1	HP W2371B Computer Monitor	$ 180.00
1	LG 2260V Computer Monitor	$ 170.00
1	LG E2351 Computer Monitor	$ 180.00
1	Samsung 2232GW Computer Monitor	$ 170.00
6	Belkin 550VA Battery Backups	$ 360.00
1	Belkin 1000VA Battery Backups	$ 185.00
1	APC 1500VA Battery Backup	$ 235.00
1	APC 1000VA Battery Backup	$ 185.00
1	Cisco 2901 Firewall	$ 1,700.00
11	Dlink 5-port Switches	$ 385.00
1	Dlink 8-port Switches	$ 55.00
10	8x8 VOIP Office Phones	$ 2,000.00
1	Samsung SCX-4729FW/XAA Laser Multi-Function Printer	$ 180.00
1	HP M401n Monochrome Laser Printer	$ 280.00
3	Epson Workforce 645 Multi-Function Inkjet Printer	$ 100.00
1	Borther HL-5340D Monochrome LaserJet Printer	$ 320.00
1	HP OfficeJet 7500A Multi-Function InkJet Printer	$ 130.00
1	Cannon C5030 Copier/Scanner/Fax Unit	$3,600.00
1	HP Photosmart C7280 Multi-Function Printer	$ 220.00
1	HP CP1215 Color LaserJet Printer	$ 250.00
15	Assorted Keyboards	$ 225.00
15	Assorted Mice	$ 20.00
1	NEAT Scanner	$395.00
2	DLink DIR-655 Router	$ 170.00
	Total Computer Peripheral Asset Value:	$ 12,965.00

Vehicles

Year:	Make:	Model:	Type:	Equip. Type:	Vehicle Identification Number:	Value:

1979	Chevrolet	C60	Truck	Water Truck	C16DA9V165784	$ 9,000.00
2000	Chevrolet	PK	Truck	Small Smeal Truck	1GCHK34R5YR118690	$ 40,000.00
2003	Dodge	RAM 1500	Truck		1D7HU18D03S243617	$ 8,000.00
1991	International	4700 4x2	Tractor	Large Smeal	1HTSCNKM5MH364728	$ 75,000.00
1989	Ford	F150	Truck		1FTEF14N1KNA08209	$ 4,500.00
1992	Ford	F350	Truck		1FDKF38M5NNA17172	$14,000.00
1984	GMC	VB1758	Top Kick Smeal		1GDL7D1Y0DV529859	$ 60,000.00
1990	International	4900 4x2	Tractor	Winch Truck	1HTSDTYNBLH659076	$ 25,000.00
2002	Dodge	RAM 1500	Truck		1D7HU16N72J191919	$ 7,000.00
1998	GMC	SL 4x4	Truck		1GTGK24R4WE524079	$ 7,000.00
1999	Chevrolet	S10	Truck		1GCDT14X4X8181413	$ 3,000.00
2004	Chevrolet	K15703	Truck		1GCEK14T742337423	$ 1,700.00
1988	Freightliner		Tractor	Vacuum Truck	1FVN2BYB8JH405415	$ 10,000.00
1982	Mack		Tractor	Steel Truck	1M2B120C8CA051056	$ 15,000.00
1979	Crane Carray	201-591G	RIG	RIG	110757 - 1R845AB27127	$ 10,000.00
1997	International	4700 4x2	Tractor		1HTSCAAM0VH434390	$ 80,000.00
1991	Crane Carray		RIG	RIG	1CYDCM380LT038511	$ 10,000.00
1990	Volvo	WG64T	Tractor		4V1JDBRE6LR807675	$ 15,000.00
1983	Mack		Tractor	Vacuum Truck	1M2N179Y9DA051056	$ 35,000.00
1995	White (GMC)		Tractor		4V1JBAPE6SN842063	$30,000.00
22	Bucyrus		Tractor	Cable Tool Rig #1		$ 50,000.00
1996	Toyota	Tacoma	Truck		4TAWM72N0TZ167289	$ 4,000.00
2001	International	TK	Truck	Water Truck	1HTSDAAP31H320417	$ 37,500.00
2004	Ford	ECAB	4x4 Pickup		1FDWX37P24EB24690	$ 14,000.00
1993	Ford	Ranger	Truck		1FTCR11XXPUC76290	$ 2,000.00
1993	Ford	Ranger	Truck		1FTCR11U7PPA20984	$ 2,000.00
1979	Ford	F700	Truck	Cable Tool Rig #2	F70BVFF0620	$ 10,000.00
1994	Ford	Ranger	Truck		1FTCR15X8RPC03429	$ 2,500.00

Vehicles (Continued)

Year:	Make:	Model:	Type:	Equip. Type:	Vehicle Identification Number:	Value:

2000	International	CB	Bob Truck	Pump Truck	1HTSCAAN4YH280991	$ 50,000.00
2001	International	CB	Bulk Truck	Mixing Truck	1HTSDAAN61H397281	$ 37,500.00
1997	Nissan	8962 XE	Truck		1N6SD16Y5VC348962	$ 4,000.00
1982	International	1724	Truck	“The Terminator” B.S.&W.	1HTAA17B3HB23608	75,000.00
1999	Ford	Ranger	4x4 Pickup		1FTYR10C7XPA05321	$ 1,000.00
1999	Freightliner		Semi-Truck		1FUYDDYB5YMF50248	$ 14,000.00
1989	Ford	F250	Pickup		1FTHF25H2KLB07757	$ 4,000.00
2002	Dodge	Dakota	Pickup		1B7GG46X52S546659	$ 1,000.00
1988	Kenworth	T800	Dump Truck	Blue	2XKDD29X6JM510833	$ 12,000.00
1991	Mack	CB	Bob Truck	Acid Truck	1M2AA12Y2MW010635	$ 350,000.00
					Total Vehicle Asset Value:	$ 1,129,700.00

Equipment

Quantity:	Item Description:	Value:

1	T-4 Ingersoll Rand Fully Equipped Drilling Rigs	$ 400,000.00
1	1975 Ford Service Rig	$50,000.00
1	Case 850 Dozer	$ 35,000.00
1	Caterpillar D6M Dozer	$ 90,000.00
1	Kobelco SK160 Track hoe	$ 45,000.00
1	Bobcat T250 Bobcat	$ 37,000.00
1	1982 1150C Case Crawler Tractor	$35,000.00
1	John Deere Skid Steer	$ 28,000.00
1	1988 Tennessee Low Boy Trailer	$ 6,000.00
1	2002 Hugh 7’x12’ Trailer	$ 5,000.00
1	2010 Delta Gooseneck Trailer	$ 4,000.00
1	2008 Gato 16’x7’ Trailer	$ 3,000.00
1	1980 Birmingham Low Boy Trailer	$ 4,000.00
1	1960 Phelps W15 Trailer	$6,000.00
3	210 Barrel Plastic Holding Tanks for Acid/Chemicals	$ 10,000.00
8	100 Barrel Metal Holding Tanks (On Lease Site)	$ 16,000.00
1	115 Barrel Plastic Holding Tanks (On Lease Site)	$ 3,000.00
2	115 Barrel Metal Holding Tanks (On Lease Site)	$ 8,000.00
50	210 Barrel Metal Holding Tanks (On Lease Site)	$ 300,000.00
100	Pump Jacks	$ 300,000.00
75	Submergible Pumps	$ 38,880.00
4	Transfer Pumps	$ 10,000.00
5	Roper Pumps	$ 2,000.00
10	Vacuum Pumps	$ 7,000.00
2	Injection Pumps	$ 5,000.00
1	Oil / Water Separator	$ 10,000.00
1	Set – 4 ¼” O.D. Balloon Strato Packer	$ 70,000.00
1	4 ¼” Packer Element Only	$ 5,000.00
1	4 ¼” Knockdown Sleeve	$ 2,700.00

Equipment (Continued)

Quantity:	Item Description:	Value:

1	Large Pulling Unit	$100,000.00
1	4 ¼” O’Ring Set	$ 1,500.00
1	Set - 5” Packer Element Only	$ 12,000.00
1	Packer Workstation	$ 1,500.00
	Total Equipment Asset Value:	$ 1,650,580.00

Other Assets

Quantity:	Item Description:	Permit Number:	Value:

3	Federally Permitted Water Disposal Well – Hays Lease		$ 300,000.00
1	Federally Permitted Water Disposal Well – Gentry Lease		$ 100,000.00
1	Federally Permitted Water Disposal Well – Carter Lease		$ 100,000.00
1	Federally Permitted Water Disposal Well – Wisdom Lease		$ 100,000.00
1	Federally Permitted Water Disposal Well – Henson Lease		$ 100,000.00
	Total Federally Permitted Disposal Well Value:		$ 700,000.00

Bonds

Bond Description:	Value:

Blanket Bond with Kentucky State Treasurer- Division of Oil and Gas	$ 100,000.00

Total Bond Assets:	$ 100,000.00

Active Leases

County:	Lease Name:	Acreage:

Clinton	Aaron, Jerry & Terry	38.14
Clinton	Cross, David M. & Jennifer H.	6
Clinton	Denney, Sandra	19
Clinton	Glidewell, Alan C.	214
Clinton	Jarvis, Danny & Lisa	20.51
Clinton	Littrell, Harold & Jean	140
Clinton	Smith, Brent & Heather	77
Clinton	Smith, Sandra	70
Clinton	SWO & ISM LLC.	4.2
Clinton	Talbott, Gregory, Vivian Sloan-Morris	28.48
Clinton	Taylor, Michael K.	2.2
Clinton	Upchurch, Jimmy Fox	350
Clinton	White, Richard & Dianna	10
Clinton	Melton, Donnie	21
Clinton	Brown, Deloy L. & Nancy C.	306
		1306.53 Total Acres

Cumberland	Aaron, Lyndon	59
Cumberland	Carter, Clint Et Al	134
Cumberland	Carter, Clint Heirs C/O Carter, Glenda
Cumberland	Carter, Clint Heirs C/O Carter, Glenda
Cumberland	Carter, Clint Heirs C/O Carter, Glenda
Cumberland	Henson, Elizabeth	176.5
Cumberland	Kauffman, Leroy & Sheryl	273
Cumberland	Page/ Wampler	80
Cumberland	Radford, Maxine	28
Cumberland	Radford, Mike & Gale, Dan - Emily Upchurch	165 +/-
Cumberland	Teal, David	173.5
Cumberland	Wisdom, Larry Et Al	165
Cumberland	Yater, Richard L. & Evelyn K.	76
		1330.00 Total Acres

Active Leases (Continued):

County:	Lease Name:	Acreage:

Monroe	Butler, Bert & Jessie	60
Monroe	Butler, Darrell & Sherrie	69
Monroe	Carter, William & Terry And Jimmy & Lynne Bushong	184
Monroe	Conkright, Evelyn	112
Monroe	Gentry, Bobby & Betty	54
Monroe	Gentry, R E	106
Monroe	Hays, Johanna	250
Monroe	Hays, Louann Et Al	80
Monroe	Headrick, Eddie & Ellen	111
Monroe	Headrick, Kerry & Kim	64
Monroe	Headrick, Roger & Eldonna	215
Monroe	Headrick, Roger & Joe	406
Monroe	McPherson, Terrell	260
Monroe	Sells, Joshua	142
Monroe	Spears, Keith & Mary Ruth	208
Monroe	Wilborn, Stanley & Jill	91
Monroe	Wilborn, Faye	120
		2532.00 Total Acres

Wayne	Dobbs/Hein (Rocky Branch)	160
		160 Total Acres

Reserve Evaluation of Properties - To Date

Property:	Combined Acres:	Est. Price per Barrell:	Initial:	Secondary:	Total:

Hayes Properties	1800	$40.00	$ 215,610.00	$ 1,617,152.00	$ 53,310 Mm
Wisdom & Carter	233.50	$40.00	$ 102,463.00	$ 2,567,989.00	$ 106,818 Mm
Page.Wampler	160.0	$40.00	$ 506,907.00		$ 20,276,280 Mm

*Evaluations are currently being done on all properties.*

Well Inventory

Well Name:	Swedged:	Pumping:	To Be Drilled:

Hays Lease

H-2	X
H-3	X
H-4	Disposal Well
H-6	X
H-7		X
H-8		X
H-9		X
H-10	Disposal Well
H-11		X
H-12		X
H-13	X
H-14	X
H-15		X
H-16	X
H-17		X
H-18		X
H-19		X
H-20		X
H-21	X
H-22			X
H-23		X
H-24			X
H-25	X
H-26		X
H-30		X

Well Inventory (Continued)

Well Name:	Swedged:	Pumping:	To Be Drilled:

H-31		X
H-32		X
H-33	X
H-34			X
H-35			X
H-36			X
H-37			X
H-38			X
H-39	X
H-41			X
H-42	X
H-43			X

Hays 2 lease

H2-1	X
H2-2		X
H2-3	Disposal Well
H2-4		X
H2-5			X
H2-6		X
H2-7		X
H2-8			X
H2-11		X
H2-12			X
H2-14			X
H2-15	X

Well Inventory (Continued)

Well Name:	Swedged:	Pumping:	To Be Drilled

H2-16		X
H2-17		X
H2-19			X

Henson Lease

1		X
4			X
5			X
Henson5			X
15	Disposal Well

Conkright Lease

1	X
2	X
3	X
4	X
5	X
6	X
7	X
8	X
9	X
10			X
11			X
12			X
13			X

Well Inventory (Continued)

Well Name:	Swedged:	Pumping:	To Be Drilled:

14			X
15			X
16			X
17			X
18	X

Page/Wampler Lease
1		X
2		X
7	X
8	X

Wisdom
1	Disposal Well
2	Disposal Well currently leased to Clinton Carter for disposal
6 additional wells newly on pump.

Carter Lease
3 wells currently on pump.

Brett Smith Lease
1		X

Littrell
8 wells currently on pump.

Well Inventory (Continued)

Well Name:	Swedged:	Pumping:	To Be Drilled:

David Cross Lease
1
X

Taylor Lease
1		X

Glidewell Lease

Dobbs/Hein (Rocky Branch)
1		X
2		X
3		X
4		X

Gentry Lease
1		X
6		X
7		X
8	Disposal Well
9		X
12		X
13		X
Gentry 14		X